UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 16, 2007

COLORADO INTERSTATE GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-4874	84-0173305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On November 16, 2007, El Paso Corporation and certain of its subsidiaries amended its $1.75 billion credit agreement to reduce it to a $1.5 billion credit agreement and affect various other changes.  In conjunction with this amendment, our equity has been released as collateral, and we are no longer eligible as a borrower under this facility.

Item 2.01. Disposition of Assets.

On November 19, 2007, in conjunction with El Paso’s public offering of master limited partnership (MLP) units, we distributed certain entities and assets (primarily our wholly-owned subsidiaries, Wyoming Interstate Company Ltd. (WIC) and Colorado Water Supply Company) to El Paso and received a capital contribution from El Paso.  In addition, we previously converted our legal structure into a general partnership and accordingly will no longer be subject to income taxes.

This Current Report on Form 8-K is being filed to present the pro forma impacts of these transactions on our historical financial statements.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The accompanying unaudited pro forma financial statements are based on our historical interim condensed consolidated balance sheet and statements of income derived from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and our historical consolidated statements of income derived from our Annual Report on Form 10-K for the year ended December 31, 2006. These unaudited pro forma financial statements are adjusted for the effects of the dispositions of assets, capital contribution, and change in legal structure as described above. The unaudited pro forma consolidated balance sheet as of September 30, 2007, assumes these events occurred on the balance sheet date, while the unaudited pro forma consolidated statements of income for the nine months ended September 30, 2007 and 2006 and the years ended December 31, 2006, 2005, and 2004 assume these events occurred at the beginning of the earliest period presented (January 1, 2004). These unaudited pro forma financial statements should be read in conjunction with the historical interim condensed consolidated  financial statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and the historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 and should not be construed to be indicative of future results or results that actually would have occurred had the disposition of assets, capital contribution, and change in legal structure occurred at the dates presented. In addition, these pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. Accordingly, we have not assumed any cost savings or synergies that might occur related to the disposition of assets, capital contribution, or change in legal structure.

    Subsequent to the completion of El Paso’s MLP unit offering, we intend to repurchase approximately $225 million of debt utilizing cash proceeds from repayment of our notes receivable under the cash management program with El Paso.  Because the repurchase will not occur until after the offering and because the overall amount we will successfully repurchase is uncertain, the impact of these transactions have not been reflected in the accompanying unaudited pro forma consolidated financial statements.

COLORADO INTERSTATE GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2007

	CIG	Pro Forma		CIG
	Historical	Adjustments		As Adjusted
	(In millions)
ASSETS
Current assets
Cash and cash equivalents	$1	$(1)	(a)	$—
Accounts receivable, net	41	(10)	(a)	31
Notes receivable from affiliates	120	(120)	(c)	—
Other	18	(6)	(a)	7
		(5)	(c)
Total current assets	180	(142)		38
Property, plant and equipment, net	1,507	(539)	(a)	968
Other assets
Notes receivable from affiliates	722	74	(a)	752
		(140)	(c)
		96	(d)
Regulatory assets	23	(8)	(a)	15
Other	35	—		35
Total assets	$2,467	$(659)		$1,808

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$61	(19)	(a)	$42
Current maturities of long-term financing obligations	1	—		1
Taxes payable	126	(36)	(a)	10
		(80)	(c)
Other	40	(5)	(a)	35
Total current liabilities	228	(140)		88
Long-term financing obligations, less current maturities	708	(8)	(a)	700
Other liabilities
Deferred income taxes	246	(61)	(a)
		(185)	(c)	—
Other	41	(2)	(a)	39
Commitments and contingencies
Stockholder’s equity/partners’ capital	1,244	(359)	(a)	981
		96	(d)
Total liabilities and equity	$2,467	$(659)		$1,808

See accompanying notes.

COLORADO INTERSTATE GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Nine Months Ended September 30, 2007

	CIG	Pro Forma		CIG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$300	$(74)	(b)	$226
Operating expenses
Operation and maintenance	103	(12)	(b)	91
Depreciation and amortization	34	(11)	(b)	23
Taxes, other than income taxes	15	(3)	(b)	12
	152	(26)		126
Operating income	148	(48)		100
Other income, net	7	(4)	(b)	3
Interest and debt expense	(34)	—		(34)
Affiliated interest income, net	38	(5)	(e)	33
Income before income taxes	159	(57)		102
Income taxes	59	(59)	(c)	—
Net income	$100	$2		$102

See accompanying notes.

COLORADO INTERSTATE GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Nine Months Ended September 30, 2006

	CIG	Pro Forma		CIG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$288	$(65)	(b)	$223
Operating expenses
Operation and maintenance	91	—		91
Depreciation and amortization	33	(11)	(b)	22
Taxes, other than income taxes	11	(2)	(b)	9
	135	(13)		122
Operating income	153	(52)		101
Other income, net	5	(4)	(b)	1
Interest and debt expense	(34)	(1)	(b)	(35)
Affiliated interest income, net	33	(6)	(e)	27
Income before income taxes	157	(63)		94
Income taxes	58	(58)	(c)	—
Net income	$99	$(5)		$94

See accompanying notes.

COLORADO INTERSTATE GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2006

	CIG	Pro Forma		CIG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$394	$(89)	(b)	$305
Operating expenses
Operation and maintenance	125	(5)	(b)	120
Depreciation and amortization	44	(14)	(b)	30
Taxes, other than income taxes	14	(2)	(b)	12
	183	(21)		162
Operating income	211	(68)		143
Other income, net	5	(2)	(b)	3
Interest and debt expense	(46)	(1)	(b)	(47)
Affiliated interest income, net	44	(7)	(e)	37
Income before income taxes	214	(78)		136
Income taxes	79	(79)	(c)	—
Net income	$135	$1		$136

See accompanying notes.

COLORADO INTERSTATE GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2005

	CIG	Pro Forma		CIG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$374	$(72)	(b)	$302
Operating expenses
Operation and maintenance	169	(19)	(b)	150
Depreciation and amortization	43	(12)	(b)	31
Taxes, other than income taxes	15	(2)	(b)	13
	227	(33)		194
Operating income	147	(39)		108
Other income, net	8	(2)	(b)	6
Interest and debt expense	(30)	1	(b)	(29)
Affiliated interest income, net	27	(7)	(e)	20
Income before income taxes	152	(47)		105
Income taxes	55	(55)	(c)	—
Net income	$97	$8		$105

See accompanying notes.

COLORADO INTERSTATE GAS COMPANY

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

For the Year Ended December 31, 2004

	CIG	Pro Forma		CIG
	Historical	Adjustments		As Adjusted
	(In millions)

Operating revenues	$348	$(64)	(b)	$284
Operating expenses
Operation and maintenance	130	(7)	(b)	123
Depreciation and amortization	41	(12)	(b)	29
Taxes, other than income taxes	14	(2)	(b)	12
	185	(21)		164
Operating income	163	(43)		120
Other income, net	3	(1)	(b)	2
Interest and debt expense	(26)	1	(b)	(25)
Affiliated interest income, net	13	(4)	(e)	9
Income before income taxes	153	(47)		106
Income taxes	54	(54)	(c)	—
Net income	$99	$7		$106

See accompanying notes.

COLORADO INTERSTATE GAS COMPANY

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

Colorado Interstate Gas Company Historical

    These amounts represent our historical interim condensed consolidated balance sheet as of September 30, 2007, our historical interim condensed consolidated statements of income for the nine months ended September 30, 2007 and 2006 derived from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, and our historical consolidated statements of income for the years ended December 31, 2006, 2005, and 2004 derived from the annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

Pro Forma Adjustments

  Asset Distributions

Our historical amounts have been adjusted to eliminate historical results and balances related to certain transactions in conjunction with El Paso’s MLP unit offering, including distributions to El Paso or its subsidiaries of WIC and Colorado Water Supply Company.  In conjunction with the distributions, WIC borrowed $225 million from El Paso, the proceeds of which were used to repay WIC’s existing note payable with us ($151 million as of September 30, 2007).  The remaining proceeds of $74 million were used for a distribution to us. Entries are as follows:

(a) To eliminate the carrying values of the assets and liabilities distributed to El Paso or its subsidiaries, including the effects of the transactions described above;

 (b) To reflect the pro forma effects of the distributions on our consolidated statements of income; and

  Change in Legal Structure

Our historical amounts have been adjusted to reflect the settlement of income tax and certain other tax balances to reflect the conversion of us into a general partnership as follows:

(c) To reflect the settlement of income and certain other tax balances and related tax expenses with the partners through the cash management program with El Paso.

  Other

    (d) To reflect a capital contribution from El Paso; and

    (e)  To reflect the interest impact of the net change to the September 30, 2007 notes receivable balance from El Paso and affiliates under the cash management program.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLORADO INTERSTATE GAS COMPANY

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

Dated:  November 21, 2007